UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 26, 2011

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 26, 2011 (the “Closing Date”), TNP Strategic Retail Trust, Inc. (the “Company”), acquired a fee simple interest in a multi-tenant necessity retail center located at 901 West Interstate Avenue, Bismarck, North Dakota, commonly referred to as Pinehurst Square East (the “Pinehurst Property”) through TNP SRT Pinehurst, LLC (“TNP SRT Pinehurst”), an indirect wholly owned subsidiary of TNP Strategic Retail Operating Partnership, LP, the Company’s operating partnership (the “Operating Partnership”), pursuant to a Real Estate Purchase Agreement and Escrow Instructions (the “Purchase Agreement”), dated as of April 29, 2011 and effective on the Closing Date, by and among the Operating Partnership, the 23 tenant-in-common owners of the Pinehurst Property (collectively, the “Sellers”), and Fidelity National Tile Insurance Company, as escrow holder.

Pursuant to the Purchase Agreement, on the Closing Date, the Operating Partnership, through TNP SRT Pinehurst, acquired 100% of the Sellers’ tenant-in-common interests in the Pinehurst Property (the “TIC Interests”) and certain other rights and property related to the Pinehurst Property in exchange for aggregate consideration, valued at approximately $15,000,000, comprised of (1) an aggregate cash payment to certain of the Sellers who elected to receive cash in the amount of approximately $841,588 (the “Cash Purchase Price”), (2) the issuance of approximately 287,472 units of the Operating Partnership’s common limited partnership interests (the “Units”) to certain of the Sellers who elected to receive Units for an aggregate value of approximately $2,587,249, or $9.00 per Unit, and (3) the repayment of the outstanding balance payable under a loan in the original principal amount of $13,200,000 secured by the Pinehurst Property (the “Existing Loan”). In exchange for the payment of the Cash Purchase Price, the issuance of the Units and the repayment of the Existing Loan, the Sellers transferred and assigned all of their collective right, title and interest in and to the TIC Interests and certain other rights and property related to the Pinehurst Property pursuant to a Bill of Sale, Assignment and Assumption of Leases and Contracts by and between the Sellers and TNP SRT Pinehurst. The Units were issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

Subject to the terms and conditions of the Operating Partnership’s limited partnership agreement, each Seller will have the right, after holding the Units for at least one year, to cause the Operating Partnership to redeem all or a portion of the Units held by the Seller for shares of the Company’s common stock, cash or a combination of both, as determined by the Company in its sole discretion as the general partner of the Operating Partnership. If the Units are redeemed for shares of the Company’s common stock, the Operating Partnership will deliver the equivalent value of shares of the Company’s common stock in exchange for the Units tendered for conversion, as determined by the Company in its sole discretion as the general partner of the Operating Partnership. If the Units are redeemed for cash, the Operating Partnership will deliver the amount of cash equal to the value of the shares of the Company’s common stock that would have been exchanged (if the Units were redeemed for shares of the Company’s common stock) less a percentage discount for the length of time the Units had been held by the redeemer. Further, pursuant to the Limited Indemnity Agreement (as defined below), the Operating Partnership and the Company have agreed that if the Units are redeemed for cash while the Company’s public offering of its common stock is ongoing, the cash amount will be determined by using the Unit offering price of $9.00 per Unit and not the public offering price of $10.00 per share of the Company’s common stock.

TNP SRT Pinehurst financed the payment of the Cash Purchase Price with (1) proceeds from the Company’s initial public offering and (2) approximately $9,750,000 in funds borrowed under the Company’s existing revolving credit agreement (as amended from time to time, the “Credit Agreement”) with KeyBank National Association (“KeyBank”). Additionally, on the Closing Date, the Sellers paid approximately $1,975,000 in cash to TNP SRT Pinehurst in funds from the Pinehurst Property’s operating account and reserve funds held by the lender under the Existing Loan.

In connection with the acquisition of the Pinehurst Property, the Operating Partnership and KeyBank agreed to certain amendments to the Credit Agreement. For additional information on the terms of the amendments to the Credit Agreement, see Item 2.03 below. The aggregate consideration paid to the Sellers in connection with the acquisition of the Pinehurst Property was offset by credits in favor of TNP SRT Pinehurst for certain closing costs incurred by TNP SRT Pinehurst and expected tenant improvement costs at the Pinehurst Property. The Company’s advisor, TNP Strategic Retail Advisor, LLC, received an acquisition fee in connection with the acquisition of the Pinehurst Property in the amount of $375,000.

The Pinehurst Property contains 114,292 square feet of rentable space and is comprised of three buildings located on a 13.89 acre parcel of land. The Pinehurst Property was constructed in 2005 and is located at the northeast corner of Interstate 94 and Tyler Parkway, a location which benefits from a full interchange with Interstate 94. Significant tenants at the Pinehurst Property include TJ Maxx, Old Navy, Shoe Carnival, Dress Barn, David’s Bridal and Five Guys Burgers and Fries. As of the Closing Date, the Pinehurst Property was approximately 92.1% leased. Pinehurst Square West, a separate retail property distinct from the Pinehurst Property which is not a part of the acquisition, is located adjacent to the Pinehurst Property and features tenants such as Best Buy, Petsmart, Dollar Tree, Starbucks, Lowes and Kohl’s.

The Operating Partnership and the Company have agreed to enter into a Tax and Redemption Indemnity Agreement (“Limited Indemnity Agreement”) with each Seller. Each Limited Indemnity Agreement will provide that if the Operating Partnership sells or otherwise disposes of the Pinehurst Property in a taxable transaction within five (5) years of the Closing Date, the Company and the Operating Partnership will indemnify the Seller for its tax liabilities attributable to the built-in gain, determined as of the Closing Date, that exists with respect to its interests in the Pinehurst Property. The Limited Indemnity Agreements will apply through the fifth anniversary of the Closing Date and will provide tax protection to each Seller that continues to hold more than 50% of its Units during that period. The Limited Indemnity Agreements will not apply in the event of a tax-deferred disposition of the Pinehurst Property in a transaction in which no gain is required to be recognized. However, the Limited Indemnity Agreements would apply to the replacement property (or the property received in such an exchange), to the extent that the sale or other disposition of that replacement asset would result in the recognition of any of the built-in gain that existed with respect to the Pinehurst Property determined as of the Closing Date.

The material terms of the agreements related to the acquisition of the Pinehurst Property described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.3 to this Current Report on Form 8-K and incorporated herein.

Management of Property

On the Closing Date, TNP SRT Pinehurst and TNP Property Manager, LLC (the “Property Manager”), an affiliate of the Company’s sponsor, entered into a Property and Asset Management Agreement (the “Management Agreement”), pursuant to which TNP SRT Pinehurst engaged the Property Manager to supervise, manage, lease, operate and maintain the Pinehurst Property. Pursuant to the Management Agreement, TNP SRT Pinehurst will pay the Property Manager an annual management fee (the “Management Fee”), payable in monthly installments, equal to 5.0% of the Gross Revenue (as defined in the Management Agreement). In addition, upon a sale of the Pinehurst Property, the Company will pay the Property Manager an amount equal to one monthly installment of the Management Fee as compensation for work to be performed by Property Manager in connection with the sale and/or completion of managing matters relating to the tenants of the Pinehurst Property. A subsidiary of the Property Manager served as the property manager for the Pinehurst Property prior to the acquisition of the Pinehurst Property.

The material terms of the Management Agreement described herein are qualified in their entirety by the Management Agreement, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Pinehurst Loan

TNP SRT Pinehurst financed the payment of a portion of the Cash Purchase Price with the proceeds of an advance in the original principal amount of $9,750,000 (the “Pinehurst Loan”) under the Credit Agreement. The Pinehurst Loan is designated as a borrowing under the A tranche of the Credit Agreement and bears interest at a variable rate of 5.50% per annum pursuant to the terms of the Credit Agreement. Subject to certain earlier repayments of amounts borrowed pursuant to the Temporary Increase (as defined below), the entire unpaid principal balance of the Pinehurst Loan and all accrued and unpaid interest thereon is due and payable in full on December 17, 2013, subject to extension to December 17, 2014 pursuant to the terms of Credit Agreement.

TNP SRT Pinehurst entered into a Joinder Agreement with KeyBank whereby TNP SRT Pinehurst agreed to become a party to the Credit Agreement as a Borrower (as defined in the Credit Agreement) and absolutely and irrevocably agreed to assume, on a joint and several basis with each other Borrower, all of the obligations of the Borrowers under the Credit Agreement. TNP SRT Pinehurst also entered into a Mortgage, Assignment of Rents, Security Agreement and Fixture Filing made for the benefit of KeyBank with respect to the Pinehurst Property for purposes of securing the Borrowers’ obligations under the Credit Agreement.

In connection with the Pinehurst Loan, the Company, the Operating Partnership, TNP SRT Secured Holdings, LLC, a wholly owned subsidiary of the Operating Partnership (“TNP SRT Holdings”), and TNP SRT Moreno Marketplace, LLC (“TNP SRT Moreno”), TNP SRT San Jacinto, LLC (“TNP SRT San Jacinto”), TNP SRT Craig Promenade, LLC (“TNP SRT Craig Promenade”), TNP SRT Northgate Plaza Tucson, LLC (“TNP SRT Northgate”), and TNP SRT Pinehurst, each a wholly owned subsidiary of TNP SRT Holdings (collectively, the “Indemnitors”), entered into an Environmental and Hazardous Substances Indemnity Agreement (the “Environmental Indemnity”), pursuant to which the Indemnitors have agreed, on a joint and several basis, to indemnify, defend and hold harmless KeyBank, each lender under the Credit Agreement and each of their respective parents, subsidiaries, affiliates, shareholders, directors, officers, employees and agents (collectively, the “Indemnified Parties”) from and against any damages, losses, liabilities, claims, suits, costs or expenses that the Indemnified Parties may incur as a result of or arising directly or indirectly from or out of, among other things, (1) the release or threatened release of certain hazardous substances or wastes in, on, above or under the Pinehurst Property, (2) any material violation of any environmental laws applicable to the Pinehurst Property or TNP SRT Pinehurst, (3) any failure of TNP SRT Pinehurst to comply with the terms and conditions of the Environmental Indemnity in all material respects and (4) the enforcement of the Environmental Indemnity.

Amendment of Credit Agreement

On the Closing Date, the Company, the Operating Partnership, TNP SRT Holdings, TNP SRT Moreno, TNP SRT San Jacinto, TNP SRT Craig Promenade, TNP SRT Northgate, TNP SRT Pinehurst, Thompson National Properties, LLC, the Company’s sponsor, Anthony W. Thompson, the Company’s chairman and chief executive officer, AWT Family Limited Partnership, a California limited partnership, and KeyBank entered into a Third Omnibus Amendment and Reaffirmation of the loan documents relating to the Credit Agreement (the “Third Omnibus Amendment”). The Third Omnibus Amendment amended the Credit Agreement to increase the maximum aggregate commitment of KeyBank under the Credit Agreement from $35 million to $38 million (such increase the “Temporary Increase”) and provides that on June 30, 2011, or such earlier date as requested by Borrower, the aggregate commitment under the A tranche of the Credit Agreement will increase to $38 million. The Third Omnibus Amendment also amends the Credit Agreement to provide that the Temporary Increase will be available from the Closing Date until July 26, 2011, at which time any amounts outstanding under the Credit Agreement in excess of $35 million will become immediately due and payable in full.

The material terms of the agreements related to the Pinehurst Loan and the Third Omnibus Amendment described herein are qualified in their entirety by the agreements attached as Exhibits 10.5 through 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On May 27, 2011, the Company distributed a press release announcing the completion of the acquisition of the Pinehurst Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Real Estate Purchase Agreement and Escrow Instructions, dated as of April 29, 2011 and effective on May 26, 2011, by and among Ineichen Pinehurst Square East, LLC, Smee Pinehurst Square East, LLC, Lee - Pinehurst Square East, LLC, Bartells - Pinehurst Square East, LLC, Tuey - Pinehurst Square East, LLC, W.Bensink Pinehurst Square East, LLC, Ashley - Pinehurst Square East, LLC, Stattner - Pinehurst Square East, LLC, MacPhee - Pinehurst Square East, LLC, Hellings - Pinehurst Square East, LLC, Jacobson - Pinehurst Square East, LLC, Franich Pinehurst Square East, LLC, Bushman Pinehurst Square East, LLC, Shupack Pinehurst Square East, LLC, Bonino Pinehurst Square East, LLC, Jacobson - Pinehurst Square East, LLC, Wilhelm - Pinehurst Square East, LLC, Agrimont - Pinehurst Square East, LLC, T. Matthys Pinehurst Square East, LLC, Figlewicz Pinehurst Square East, LLC, 5-19 Pinehurst Square East, LLC, and Applewood - Pinehurst Square East, LLC (collectively, the “Sellers”), TNP Strategic Retail Operating Partnership, L.P. and Fidelity National Title Insurance Company

10.2	Bill of Sale, Assignment and Assumption of Leases and Contracts, dated as of May 26, 2011, by and among the Sellers and TNP SRT Pinehurst East, LLC

10.3	Form of Tax and Redemption Indemnity Agreement by and between TNP Strategic Retail Operating Partnership, L.P., TNP Strategic Retail Trust, Inc. and each Seller

10.4	Property and Asset Management Agreement, dated as of May 26, 2011, by and between TNP SRT Pinehurst East, LLC and TNP Property Manager, LLC

10.5	Joinder Agreement, dated as of May 26, 2011, by and between TNP SRT Pinehurst East, LLC and KeyBank National Association

10.6	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated as of May 26, 2011, by TNP SRT Pinehurst East, LLC for the benefit of KeyBank National Association

10.7	Environmental and Hazardous Substances Indemnity Agreement, dated as of May 26, 2011, by and among TNP SRT Pinehurst East, LLC, TNP SRT Secured Holdings, LLC, TNP Strategic Retail Operating Partnership, L.P., TNP SRT San Jacinto, LLC, TNP SRT Moreno Marketplace, LLC, TNP SRT Craig Promenade, LLC, TNP SRT Northgate Plaza Tucson, LLC and TNP Strategic Retail Trust, Inc., to and for the benefit of KeyBank National Association

10.8	Third Omnibus Amendment and Reaffirmation of Loan Documents, dated as of May 26, 2011, by and among TNP SRT Secured Holdings, LLC, TNP SRT Moreno Marketplace, LLC, TNP SRT San Jacinto, LLC, TNP SRT Craig Promenade, LLC, TNP SRT Northgate Plaza Tucson, LLC, TNP Strategic Retail Trust, Inc., TNP Strategic Retail Operating Partnership, L.P., Thompson National Properties, LLC, Anthony W. Thompson, AWT Family Limited Partnership and KeyBank National Association

99.1	Press Release, dated May 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: June 2, 2011	By:	/s/ JAMES R. WOLFORD
James R. Wolford
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Real Estate Purchase Agreement and Escrow Instructions, dated as of April 29, 2011 and effective on May 26, 2011, by and among Ineichen Pinehurst Square East, LLC, Smee Pinehurst Square East, LLC, Lee - Pinehurst Square East, LLC, Bartells - Pinehurst Square East, LLC, Tuey - Pinehurst Square East, LLC, W.Bensink Pinehurst Square East, LLC, Ashley - Pinehurst Square East, LLC, Stattner - Pinehurst Square East, LLC, MacPhee - Pinehurst Square East, LLC, Hellings - Pinehurst Square East, LLC, Jacobson - Pinehurst Square East, LLC, Franich Pinehurst Square East, LLC, Bushman Pinehurst Square East, LLC, Shupack Pinehurst Square East, LLC, Bonino Pinehurst Square East, LLC, Jacobson - Pinehurst Square East, LLC, Wilhelm - Pinehurst Square East, LLC, Agrimont - Pinehurst Square East, LLC, T. Matthys Pinehurst Square East, LLC, Figlewicz Pinehurst Square East, LLC, 5-19 Pinehurst Square East, LLC, and Applewood - Pinehurst Square East, LLC (collectively, the “Sellers”), TNP Strategic Retail Operating Partnership, L.P. and Fidelity National Title Insurance Company

10.2	Bill of Sale, Assignment and Assumption of Leases and Contracts, dated as of May 26, 2011, by and among the Sellers and TNP SRT Pinehurst East, LLC

10.3	Form of Tax and Redemption Indemnity Agreement by and between TNP Strategic Retail Operating Partnership, L.P., TNP Strategic Retail Trust, Inc. and each Seller

10.4	Property and Asset Management Agreement, dated as of May 26, 2011, by and between TNP SRT Pinehurst East, LLC and TNP Property Manager, LLC

10.5	Joinder Agreement, dated as of May 26, 2011, by and between TNP SRT Pinehurst East, LLC and KeyBank National Association

10.6	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated as of May 26, 2011, by TNP SRT Pinehurst East, LLC for the benefit of KeyBank National Association

10.7	Environmental and Hazardous Substances Indemnity Agreement, dated as of May 26, 2011, by and among TNP SRT Pinehurst East, LLC, TNP SRT Secured Holdings, LLC, TNP Strategic Retail Operating Partnership, L.P., TNP SRT San Jacinto, LLC, TNP SRT Moreno Marketplace, LLC, TNP SRT Craig Promenade, LLC, TNP SRT Northgate Plaza Tucson, LLC and TNP Strategic Retail Trust, Inc., to and for the benefit of KeyBank National Association

10.8	Third Omnibus Amendment and Reaffirmation of Loan Documents, dated as of May 26, 2011, by and among TNP SRT Secured Holdings, LLC, TNP SRT Moreno Marketplace, LLC, TNP SRT San Jacinto, LLC, TNP SRT Craig Promenade, LLC, TNP SRT Northgate Plaza Tucson, LLC, TNP Strategic Retail Trust, Inc., TNP Strategic Retail Operating Partnership, L.P., Thompson National Properties, LLC, Anthony W. Thompson, AWT Family Limited Partnership and KeyBank National Association

99.1	Press Release, dated May 27, 2011